Supplement to the
Fidelity Advisor
Short-Intermediate
Municipal Income Fund
Institutional Class
February 28, 2004
Prospectus

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The following information replaces similar information found under the heading "Buying Shares" beginning on page 10.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

ASTMI-04-03 October 30, 2004
1.790658.103